                  FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT


            THIS AGREEMENT, dated as of _______________ __, 2001, is made by and between PRIMEDIA Inc., a Delaware corporation hereinafter referred to as the
"Corporation", and [      ], an employee of the Corporation or an Affiliate of
the Corporation, hereinafter referred to as "Optionee".

            WHEREAS, the Corporation wishes to afford the Optionee the opportunity to purchase shares of its common stock, $.01 par value (the "Common Stock");

            WHEREAS, the Corporation wishes to carry out the Plan (as hereinafter defined), the terms of which are hereby incorporated by reference and made a part of this Agreement; and

            WHEREAS, the Committee (as defined below) has determined that it would be to the advantage and best interest of the Corporation and its stockholders to grant the Option (as hereinafter defined) provided for herein to the Optionee as an incentive for increased efforts during his term of office with the Corporation or its Affiliates, and has advised the Corporation thereof and instructed the undersigned officers to issue said Option;

            NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

SECTION 1.1 - BOARD

            "Board" shall mean the Board of Directors of the Corporation.

SECTION 1.2 - CAUSE

            "Cause" shall have the same meaning as in the Employment Agreement.

SECTION 1.3 - CHANGE OF CONTROL

            "Change of Control" shall mean the occurrence of any one of the following events:

            (a) a transaction or series of related transactions whereby KKR Associates and/or its affiliates ("KKR") sells or otherwise disposes of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of securities of the Corporation representing 35% or more of the combined voting power of all securities of the Corporation entitled to vote in the election of directors of the Corporation to any single person or group (within the meaning of Section 13(d)(3) of the 1934 Act, and the rules and regulations promulgated thereunder), other than to an Affiliate of KKR, and in connection with or following such disposition such single person or group obtains control of a majority of the seats (other than vacant seats) on the Board;

            (b) the Corporation adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

            (c) all or substantially all of the assets or business of the Corporation are disposed of pursuant to a merger, consolidation or other transaction (unless the shareholders of the Corporation immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the voting securities of the Corporation, all of the voting securities or other ownership interests of the entity or entities, if any, that succeed to the business of the Corporation); or

            (d) the Corporation combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of the Corporation immediately prior to the combination hold, directly or indirectly, 50% or less of the voting securities of the combined company (there being excluded from the number of shares held by such shareholders, but not from the voting securities of the combined company, any shares received by Affiliates of such other company in exchange for stock of such other company).

SECTION 1.4 - CODE

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.5 - COMMITTEE

            "Committee" shall mean the Compensation Committee of the Corporation.

SECTION 1.6 - DIMINUTION

            "Diminution" shall have the same meaning as in the Employment Agreement.

SECTION 1.7 - DISABILITY

            "Disability" shall have the same meaning as in the Employment Agreement.

SECTION 1.8 - EMPLOYMENT AGREEMENT

            "Employment Agreement" shall mean the employment agreement between the Corporation and the Optionee dated October 29, 2000.

SECTION 1.9 - GOOD REASON

            "Good Reason" shall have the same meaning as in the Employment Agreement.

SECTION 1.10 - GRANT DATE

            "Grant Date" shall mean the date on which the Option provided for in this Agreement was granted.

SECTION 1.11 - PLAN

            "Plan" shall mean the 2001 PRIMEDIA Inc. Stock Incentive Plan.

SECTION 1.12 - RETIREMENT

            "Retirement" shall mean retirement at age 65 or over (or such other earlier date as the Committee may approve) after having been employed by the Corporation or any Subsidiary or Affiliate for at least three years after the Grant Date.

SECTION 1.13 - SECRETARY

            "Secretary" shall mean the Secretary of the Corporation.

                                   ARTICLE II
                                 GRANT OF OPTION

SECTION 2.1 - GRANT OF OPTION

            For good and valuable consideration, on and as of the date hereof, the Corporation irrevocable grants to the Optionee an Option to purchase [____] shares of Common Stock upon the terms and condition set forth in this Agreement.

SECTION 2.2 - EXERCISE PRICE

            Subject to Section 2.4, the exercise price of the shares of Common Stock covered by the Option shall be $[ ] per share.

SECTION 2.3 - CONTINUED EMPLOYMENT

            Nothing in which Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Corporation or any Subsidiary or Affiliate or shall interfere with or restrict in any way the rights of the Corporation and its Subsidiaries or Affiliates, which are hereby expressly reserved, to terminate the employment of the Optionee at any time for any reason whatsoever, with or without Cause.

SECTION 2.4 - ADJUSTMENTS IN OPTION PURSUANT TO MERGER, CONSOLIDATION, ETC.

            Subject to Section 8 of the Plan, in the event that the outstanding shares of the stock subject to an Option are, from time to time, changed into or exchanged for a different number of kind of shares of the Corporation or other securities by reason of a merger, consolidation, recapitalization, reclassification, change of control, stock split, stock dividend, combination of shares, or otherwise, the Committee shall make an appropriate and equitable adjustment in the number of kind of shares or securities and/or the amount of consideration as to which or for which, as the case may be, such Option, or portions thereof then unexercised, shall be exercisable. Any such adjustment made by the Committee shall be final and binding upon the Optionee, the Corporation and all other interested persons.

                                  ARTICLE III
                            PERIOD OF EXERCISABILITY

SECTION 3.1 - COMMENCEMENT OF EXERCISABILITY

            (a) The Option granted hereby shall become exercisable with respect to 25% of the Shares subject to the Option on and after the first anniversary of the Grant Date. The Option shall become exercisable with respect to an additional 25% of the Shares subject to the Option on each anniversary thereafter.

            (b) Notwithstanding the foregoing, the Option shall become immediately exercisable (A) as to 100% of the shares of Common Stock subject to such Option upon the Optionee's termination of employment (i) by the Corporation without Cause, (ii) due to the Optionee's death or Disability or (iii) due to the Optionee's resignation with Good Reason (but only to the extent such option has not otherwise terminated or become exercisable) and (B) as to 50% of the shares of Common Stock subject to such option that have not otherwise become exercisable upon a termination of employment by the Optionee due to a Diminution (but only to the extent such option ahs not otherwise been terminated). Upon any other termination of employment, no Option shall become exercisable as to any additional shares of Common Stock. Any option which is non-exercisable as of the Optionee's termination of employment shall be immediately canceled.

            (c) Notwithstanding the foregoing, the Option shall become immediately exercisable as to 100% of the shares of Common Stock subject to such option immediately prior to a Change of Control (but only to the extent such option has not otherwise terminated or become exercisable).

SECTION 3.2 - EXPIRATION OF OPTION

            Except as otherwise provided in this Agreement, the Option may not be exercised to any extent by the Optionee after the first to occur of the following events:

            (a) the tenth anniversary of the Grant Date; or

            (b) the first anniversary of the date of the Optionee's termination of employment by reason of death, Disability or Retirement; or

            (c) the 90th business day after termination of employment of the Optionee for any reason other than for Cause, death, Disability or Retirement; or

            (d) the date of an Optionee's termination of employment by the Corporation for Cause; or

            (e) if the Committee so determines pursuant to Section 9 of the Plan, the effective date of either the merger or consolidation of the Corporation into another Corporation, or the exchange or acquisition by another corporation of all or substantially all of the Corporation's assets or 80% or more of its then outstanding voting stock, or the recapitalization, reclassification, liquidation or dissolution of the Corporation. At least ten (10) days prior to the effective date of such merger, consolidation, exchange, acquisition, recapitalization, reclassification, liquidation or dissolution, the Committee shall give the Employee notice of such event if the Option has then neither been fully exercised nor becomes unexercisable under this Section 3.2.

                                   ARTICLE IV
                               EXERCISE OF OPTION

SECTION 4.1 - PERSON ELIGIBLE TO EXERCISE

            During the lifetime of the Optionee, only he may exercise an Option or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when an Option becomes unexercisable under
Section 3.2, be exercised by his personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

SECTION 4.2 - PARTIAL EXERCISE

            Any exercisable portion of an Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2; PROVIDED, HOWEVER, that any partial exercise shall be for whole shares of Common Stock only.

SECTION 4.3 - MANNER OF EXERCISE

            The Option, or any exercisable portion thereof, may be exercised solely be delivering to the Secretary or his office all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.2:

            (a) notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

            (b) full payment (in cash, by check or by a combination thereof) of the Option Price for the shares with respect to which such Option or portion thereof is exercised;

            (c) a bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that the shares or stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act of 1933, as amended (the "Act"), and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion thereof will indemnify the

      Corporation against and hold it free and harmless from any loss, damage, expense or liability resulting to the Corporation if any sale or distribution o the shares by such person in contrary to the representation and agreement referred to above; PROVIDED, HOWEVER, that the Committee may, in its absolute discretion, take whatever addition actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations;

            (d) full payment to the Corporation of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option; and

            (e) in the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

            Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on exercise of an Option does not violate the Act, and may issue stop-transfer orders covering such shares. The written representation and agreement referred to in subsection (c) above shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of subsection (c) above and the agreements herein.

SECTION 4.4 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

            The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Corporation. Such shares shall be fully paid and nonassessable. The Corporation shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

            (a) the obtaining of approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

            (b) the lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

SECTION 4.5 - RIGHTS AS STOCKHOLDER

            The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Corporation in respect of any shares purchasable upon the exercise of the Option or any portion thereof unless and until certificates representing such shares shall have been issued by the Corporation to such holder.

                                   ARTICLE V
                                  MISCELLANEOUS

SECTION 5.1 - ADMINISTRATION

            The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and applicable of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Optionee, the Corporation and all other interested person. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and Agreement.

SECTION 5.2 - OPTION NOT TRANSFERABLE

            Except as otherwise provided by the Committee, neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; PROVIDED, HOWEVER, that this Section 5.2 shall not prevent transfers made by will or by the applicable laws of descent and distribution.

SECTION 5.3 - SHARES TO BE RESERVED

            The Corporation shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

SECTION 5.4 - NOTICES

            Any notice to be given under the terms of this Agreement to the Corporation shall be addressed to the Corporation in case of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Corporation of his status and address by written notice under this Section 5.4. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

SECTION 5.5 - TITLES

            Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

SECTION 5.6 - APPLICABILITY OF PLAN

            The Option and the shares of Common stock issued to the Optionee upon exercise of the Option shall be subject to all of the terms and provisions of the Plan. In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control.

SECTION 5.7 - AMENDMENT

            This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

SECTION 5.8 - GOVERNING LAW

            The laws of the State of Delaware (or if the Corporation reincorporates in another state, the laws of that state) shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

SECTION 5.9 - JURISDICTION

            Any suit, action or proceedings against the Optionee with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of Delaware (or if the Corporation reincorporates in another state, in that state), as the Corporation may elect in its sole discretion, and the Optionee hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. The Optionee hereby irrevocably waives any objections which he may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware (or if the Corporation reincorporates in another sate, in that state), and hereby further irrevocably waives any claim that any such suit, action or proceedings brought in any such court has been brought in any inconvenient forum. No suit, action or proceedings against the Corporation with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of Delaware (or if the Corporation reincorporates in another state, in that state), and the Optionee hereby irrevocably waives any right which he may otherwise have had to bring such an action in any other court, domestic or foreign, or before nay similar domestic or foreign authority. The Corporation hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.

            IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.



                                          PRIMEDIA INC.

___________________________
Optionee

                                          By_____________________________
___________________________               Name:
                                          Title:
___________________________
Address

Optionee's Taxpayer
Identification Number:

________________________